EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 3, dated as of March 6, 2012 (this “Amendment”), to the Credit Agreement (as defined below) among Gentiva Health Services, Inc., a Delaware corporation, as Borrower (the “Borrower”), the Lenders party thereto and Bank of America, N.A., as Administrative Agent.

RECITALS

WHEREAS, the Borrower, the Lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), are party to that certain Credit Agreement dated as of August 17, 2010 and as amended on March 9, 2011 and November 28, 2011 (as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrower desires to modify certain terms of the Credit Agreement as set forth in this Agreement.

WHEREAS, Section 10.01 of the Credit Agreement provides that the Borrower may, with the consent of the Required Lenders, amend the Loan Documents.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Amendment

SECTION 1.01. Defined Terms.  Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendment of Credit Agreement.  The Credit Agreement is hereby amended effective as of the Third Amendment Effective Date (as defined herein) as follows:

(i) The fourth paragraph of the “Preliminary Statements” of the Credit Agreement is hereby amended and restated by inserting the words “on the Closing Date,” following the words “In furtherance of the foregoing,”.

(ii) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the correct alphabetical order:

“Consolidated Cash Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent paid in cash and treated as interest in accordance with

GAAP, plus (b) all interest paid or payable (without duplication) in cash with respect to discontinued operations, plus (c) the portion of rent expense under Capitalized Leases that is paid in cash and treated as interest in accordance with GAAP, minus (d) any cash interest income, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

“Second Amended Credit Agreement” means the credit agreement dated as of August 17, 2010, as amended by the First Refinancing Amendment and the Second Amendment without giving effect to the Third Amendment.

“Third Amendment” means the Third Amendment to this Agreement dated as of March 6, 2012, among the Borrower, the Lenders party thereto and the Administrative Agent.

(iii) Section 1.01 of the Credit Agreement is hereby amended by inserting the new definitions listed in Schedule I in the correct alphabetical order.

(iv) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated by replacing the first paragraph of such definition in its entirety as follows:

“means (I) for the period from the Closing Date to, but not including the First Refinancing Amendment Effective Date, the Applicable Rate as defined in the Original Credit Agreement, (II) for the period from the First Refinancing Amendment Effective Date to, but not including the Third Amendment Effective Date, the Applicable Rate as defined in the Second Amended Credit Agreement and (III) thereafter (a) in respect of the Term B Facility, 4.25% per annum for Base Rate Loans and 5.25% per annum for Eurodollar Rate Loans, (b) in respect of the Term A Facility (i) from the Third Amendment Effective Date until the date on which the Administrative Agent received a Compliance Certificate pursuant to Section 6.02(b) for the fiscal year ending December 31, 2011, 4.00% per annum for Base Rate Loans and 5.00% per annum for Eurodollar Rate Loans and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) and (c) in respect of the Revolving Credit Facility the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):”

(v) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the chart therein with the following:

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate for Revolving Credit Facility and Letter of Credit Fees	Base Rate for Revolving Credit Facility	Eurodollar Rate for Term A Facility	Base Rate for Term A Facility
1	≥ 3.0:1	5.00%	4.00%	5.00%	4.00%
2	≥ 2.0:1 but <3.0:1	4.50%	3.50%	4.75%	3.75%
3	<2.0:1	4.00%	3.00%	4.50%	3.50%

(vi) The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by:

(I)	replacing clause (iv) in its entirety with the following:

“(iv) extraordinary, unusual or non−recurring charges or losses reducing such Consolidated Net Income related solely to (A) the settlement of litigation existing on the Closing Date with respect to the Acquired Business in an aggregate amount not to exceed $25,000,000 since the Closing Date and (B) the settlement of litigation, other than litigation relating to the matters referred to in clause (A) above, in an aggregate amount not to exceed $20,000,000;”

(II)	replacing clause (v) in its entirety with the following:

“(v) other extraordinary, unusual or nonrecurring cash charges reducing Consolidated Net Income in an aggregate amount not to exceed (1) the amounts set forth on Schedule 1.01 for the periods set forth thereon and (2) exclusive of amounts set forth in subclause (1), (A) $504,000 for the quarterly period ended June 30, 2011, $3,345,000 for the quarterly period ended September 30, 2011 and $14,282,000 for the quarterly period ended December 31, 2011 plus (B) $15,000,000 for each Measurement Period beginning after December 31, 2011,”

(III)	replacing clause (a)(xii) in its entirety with the following:

“(xii) any fees, expenses, prepayment premium or other costs paid in connection with the First Refinancing Amendment, Second Amendment or Third Amendment, and”

(IV)	replacing clause (a)(xiii) in its entirety with the following:

“(xiii) charges or losses reducing Consolidated Net Income incurred in connection with the closure of certain facilities and branch offices of the Borrower and its subsidiaries during the fourth quarter of the fiscal year ended December 31, 2011 and during the fiscal year ended December 31, 2012 in an aggregate amount not to exceed $5,000,000,”

(V)	replacing clause (c)(ii) in its entirety with the following:

“(ii) all non-cash items increasing Consolidated Net Income (including, among other things, any non-cash items that increase Consolidated Net Income as a result of prepayments of Term Loans pursuant to Section 2.05(a)(iv)),”

(vii) The definition of “Excess Cash Flow” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting “(excluding, for purposes of calculating Consolidated EBITDA, the impact of clauses (iv), (v), (xii) and (xiii) in the calculation of Consolidated EBITDA)” immediately following the reference to “Consolidated EBITDA” therein.

(viii) The definition of “Consolidated Interest Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:

“Consolidated Cash Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Charges, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that such Consolidated Cash Interest Coverage Ratio shall be determined on a Pro Forma Basis.

(ix) The definition of “Revolving Credit Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference therein to “$125,000,000” and replacing it with a reference to “$110,000,000”.

(x) The Table of Contents of the Credit Agreement is hereby amended and restated by replacing the reference to “Minimum Consolidated Interest Coverage Ratio” with “Minimum Consolidated Cash Interest Coverage”.

(xi) Section 2.05 of the Credit Agreement is hereby amended by inserting a new Section 2.05(a)(iv) as set forth on Schedule II.

(xii) Section 2.05(a)(i) of the Credit Agreement is hereby amended by inserting (1) “, Section 2.05(a)(iv)” immediately following the first reference to “Section 2.05(a)(i)” therein, (2) “any Class of” immediately before the first reference to “Term Loans” therein and (3) “, as applicable,” immediately after the reference “ratably to the Term A Facility and the Term B Facility” in the penultimate sentence therein.

(xiii) Clause (B) of Section 2.05(b)(i) is hereby amended by inserting “ and an amount equal to the discounted amount actually paid by the Borrower in respect of the principal amount of Term Loans voluntarily prepaid pursuant to Section 2.05(a)(iv)” immediately following the reference to “Section 2.05(a)(i)” therein.

(xiv) Section 2.05(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“If (x) the Borrower or any of its Subsidiaries Disposes of any property (other than any Disposition of any property permitted by Section 7.05(a), (b), (c), (d), (e,), (f), (g), (h), (i), (j) and (k), provided that the exclusion for clause (k) shall only apply to the first Net Cash Proceeds received by the Borrower from Dispositions of property pursuant to such clause with an aggregate book value of up to $50,000,000) or (y) any Casualty Event occurs which results in the realization by such Person of Net Cash Proceeds), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds immediately upon receipt thereof by such Person (such prepayments to be applied as set forth in clauses (vi) and (ix) below); provided, however, that, with respect to any Net Cash Proceeds realized under a Disposition described in this Section 2.05(b)(ii), at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of such Disposition), and so long as no Default or Event of Default shall have occurred and be continuing, the Borrower or such Subsidiary may reinvest all or any portion of such Net Cash Proceeds in operating assets so long as within 365 days after the receipt of such Net Cash Proceeds, such purchase shall have been consummated (as certified by the Borrower in writing to the Administrative Agent); and provided further, however, that any Net Cash Proceeds not so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(ii)”

(xv) Clause (k) of Section 7.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“so long as no Default has occurred and is continuing or would result therefrom, Dispositions by the Borrower and its Subsidiaries of property; provided that the book value of all property so Disposed of shall not exceed $75,000,000 from and after the Closing Date and at least 75% of the purchase price for such property shall be paid to the Borrower or its Subsidiaries in cash or Cash Equivalents; provided, further, that if the aggre-

gate book value of all property so Disposed exceeds $50,000,000, the Net Cash Proceeds from such Dispositions described in this proviso shall be applied to prepay the Term Loans in accordance with Section 2.05(b)(ii) hereof; and”

(xvi) Clause (k) of Section 7.06 of the Credit Agreement is hereby amended by deleting the reference therein to “$10,000,000” and replacing it with a reference to “$20,000,000”.

(xvii) Clause (a) of Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Cash Interest Coverage Ratio.  Permit the Consolidated Cash Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than the ratio set forth below opposite such fiscal quarter:

Four Fiscal Quarters Ending	Minimum Consolidated Cash Interest Coverage Ratio
December 31, 2011	2.25 to 1.00
March 31, 2012	2.00 to 1.00
June 30, 2012	2.00 to 1.00
September 30, 2012	2.00 to 1.00
December 31, 2012	2.00 to 1.00
March 31, 2013	2.00 to 1.00
June 30, 2013	2.00 to 1.00
September 30, 2013	1.75 to 1.00
December 31, 2013	1.75 to 1.00
March 31, 2014	1.75 to 1.00
June 30, 2014	1.75 to 1.00
each fiscal quarter thereafter	2.00 to 1.00

(xviii) Clause (b) of Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
Closing Date through the fourth fiscal quarter of 2011	4.75 to 1.00
March 31, 2012	6.25 to 1.00
June 30, 2012	6.25 to 1.00
September 30, 2012	6.25 to 1.00
December 31, 2012	6.25 to 1.00
March 31, 2013	6.25 to 1.00
June 30, 2013	6.25 to 1.00
September 30, 2013	6.25 to 1.00
December 31, 2013	6.25 to 1.00
March 31, 2014	6.25 to 1.00
June 30, 2014	6.25 to 1.00
September 30, 2014	6.25 to 1.00
each fiscal quarter thereafter	5.75 to 1.00

(xix) Exhibit D to the Credit Agreement shall be amended and restated in its entirety as set forth on Schedule III hereto.

(xx) Exhibit L shall be added to the Credit Agreement in the form set forth on Schedule IV hereto.

(xxi) Exhibit M shall be added to the Credit Agreement in the form set forth on Schedule V hereto.

(xxii) Exhibit N shall be added to the Credit Agreement in the form set forth on Schedule VI hereto.

(xxiii) Exhibit O shall be added to the Credit Agreement in the form set forth on Schedule VII hereto.

(xxiv) Exhibit P shall be added to the Credit Agreement in the form set forth on Schedule VIII hereto.

(xxv) Exhibit Q shall be added to the Credit Agreement in the form set forth on Schedule IX hereto.

(xxvi) Exhibit R shall be added to the Credit Agreement in the form set forth on Schedule X hereto.

SECTION 1.03. Amendment Effectiveness.  Section 1.02 of this Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which the following conditions have been satisfied:

(a)           The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) the Required Lenders and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b)           The Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Lender that has returned an executed counterpart to this Amendment to the Administrative Agent at or prior to 4:00 p.m., New York City time on February 29, 2012 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.50% of the aggregate principal amount of the Term Loans, Revolving Credit Loans or Revolving Credit Commitments, as applicable, held by (and voted by) such Consenting Lender as of the Consent Deadline.

(c)           The Borrower shall have made an optional prepayment of Term Loans pursuant to Section 2.05(a) of the Credit Agreement in an aggregate principal amount of $50.0 million and such prepayment shall have been directed by the Borrower to be applied ratably between the Term A Facility and the Term B Facility to the scheduled amortization of each such Term Facility as directed by the Borrower.

(d)           Each Loan Party shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent, and Exhibit A hereto lists each Guarantor.

(e)           The Administrative Agent shall have received an officers’ certificate from the Borrower including a representation by a Responsible Officer that (i) no Default or Event of Default exists and is continuing on the Third Amendment Effective Date and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects).

(f)           The Administrative Agent shall have received a closing certificate executed by the Secretary or Assistant Secretary (or a director in lieu thereof) of the Borrower dated the Third Amendment Effective Date, substantially in the form of the closing certificate delivered by the Borrower on the Closing Date in connection with the Original

Credit Agreement, and certifying that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of the Borrower authorizing the execution, delivery and performance of this Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(g)           The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto).

(h)           The Borrower shall have paid all reasonable and documented fees and expenses owed to the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with this Amendment and the transactions contemplated hereby, to the extent an invoice has been provided to the Borrower at least two Business Days prior to the Third Amendment Effective Date, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

The Administrative Agent shall notify the Borrower and the Required Lenders of the Third Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 1.04. Representations and Warranties.

(a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Third Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Third Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Third Amendment Effective Date, will constitute, legal, valid and binding obligations of the Loan Parties, enforceable against each of the Loan Parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and the implied covenant of good faith and fair dealing.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects).

(c) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Third Amendment Effective Date.

SECTION 1.05. Post-Effectiveness Covenant

(a) Within sixty (60) days after the Third Amendment Effective Date, unless extended in writing by the Administrative Agent in its sole discretion, with respect to the Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent the following:

(i) with respect to each existing Mortgage, a date down endorsement (or in Texas a so-called T-38 endorsement and accompanying title searches) to the existing Mortgage Policy which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of the endorsement that the Mortgaged Property subject to the lien of the existing Mortgage is free and clear of all defects and encumbrances subject only to Liens permitted under the Mortgage and such date down endorsement (or in Texas, a so-called T-38 Endorsement and accompanying title searches) shall be in form and substance reasonably acceptable to the Administrative Agent;

(ii) with respect to each Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 1.05 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 1.05; and either:

(A) a favorable opinion, addressed to the Administrative Agent and each of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located substantially to the effect that:

(1)           the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Third Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(2)           no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Credit Agreement, as amended pursuant to this Third Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or

(B)  such other documentation with respect to the Mortgaged Property, in each case in form and substance reasonably acceptable to the Administrative Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, without limitation:

(1)           an executed amendment to the existing Mortgage (the “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”);

(2)           a favorable opinion, addressed to the Administrative Agent and the Lenders covering the due authorization, execution, delivery and enforceability of the applicable Mortgage, and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

(3)           evidence of payment by the Borrower of all search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above.

SECTION 1.06. Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  The Borrower reaffirms its obligations under the Loan Documents to which it is a party and the validity of the Liens granted by it pursuant to the Collateral Documents.

(b) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement, “thereunder,” “thereof,” “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 1.07. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 10.14 and 10.15 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 1.08. Costs and Expenses.  To the extent contemplated by Section 10.04 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

SECTION 1.09. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 1.10. Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:	/s/ Eric Slusser
	Name:	Eric Slusser
	Title:	Executive Vice President and Chief Financial Officer

[Amendment No. 3- Signature Page]

BANK OF AMERICA, N.A., individually and as Administrative Agent, Swing Line Lender and L/C Issuer

By:	/s/ Zubin R. Shroff
	Name:	Zubin R. Shroff
	Title:	Director

[Amendment No. 3- Signature Page]

as a Term A Lender

By:
Name:
Title:

[Amendment No. 3- Term A Lender Signature Page]

as a Term B Lender

By:
Name:
Title:

[Amendment No. 3- Term B Lender Signature Page]

The undersigned Revolving Credit Lender hereby irrevocably and unconditionally approves the Amendment.

as a Revolving Credit Lender (type name of the legal entity)

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 3 – Revolving Lender Signature Page]

Exhibit A

Guarantors

Access Home Health of Florida, Inc.
Capital CareResources of South Carolina, Inc.
Capital CareResources, Inc.
Capital Health Management Group, Inc.
CareNation, Inc.
Chattahoochee Valley Home Care Services, Inc.
Chattahoochee Valley Home Health, Inc.
CHMG Acquisition Corp.
CHMG of Atlanta, Inc.
CHMG of Griffin, Inc.
Eastern Carolina Home Health Agency, Inc.
Family Hospice, Ltd.
FHI GP, Inc.
FHI Health Systems, Inc.
FHI LP, Inc.
FHI Management, Ltd.
Gentiva Certified Healthcare Corp.
Gentiva Health Services (Certified), Inc.
Gentiva Health Services (USA) Inc.
Gentiva Health Services Holding Corp.
Gentiva Rehab Without Walls, LLC
Gentiva Services of New York, Inc.
Gilbert's Home Health Agency, Inc.
Gilbert's Hospice Care of Mississippi, LLC
Gilbert's Hospice Care, LLC
Healthfield Home Health, Inc.
Healthfield Hospice Services, Inc.
Healthfield of Southwest Georgia, Inc.
Healthfield of Statesboro, Inc.
Healthfield of Tennessee, Inc.
Healthfield Operating Group, Inc.
Healthfield, Inc.
Home Health Care Affiliates of Central Mississippi, L.L.C.
Home Health Care Affiliates of Mississippi, Inc.
Home Health Care Affiliates, Inc.
Home Health Care of Carteret County, Inc.
Horizon Health Network LLC
Mid-South Home Care Services, Inc.
Mid-South Home Care Services, LLC
Mid-South Home Health Agency, Inc.
Mid-South Home Health Agency, LLC

A-1

Mid-South Home Health of Gadsden, Inc.
New York Healthcare Services, Inc.
Odyssey Healthcare Austin, LLC
Odyssey Healthcare Detroit, LLC
Odyssey Healthcare Fort Worth, LLC
Odyssey HealthCare GP, LLC
Odyssey HealthCare Holding Company
Odyssey HealthCare LP, LLC
Odyssey HealthCare Management, LP
Odyssey HealthCare of Augusta, LLC
Odyssey HealthCare of Collier County, Inc.
Odyssey Healthcare of Flint, LLC
Odyssey HealthCare of Hillsborough County, Inc.
Odyssey HealthCare of Manatee County, Inc.
Odyssey HealthCare of Marion County, Inc.
Odyssey HealthCare of Northwest Florida, Inc.
Odyssey Healthcare of Pinellas County, Inc.
Odyssey Healthcare of St. Louis, LLC
Odyssey HealthCare Operating A, LP
Odyssey HealthCare Operating B, LP
Odyssey Healthcare, Inc.
OHS Service Corp.
PHHC Acquisition Corp.
QC-Medi New York, Inc.
Quality Care-USA, Inc.
Quality Managed Care, Inc.
Tar Heel Health Care Services, Inc.
Tar Heel Staffing, Inc.
The Healthfield Group, Inc.
Total Care Home Health of Louisburg, Inc.
Total Care Home Health of North Carolina, Inc.
Total Care Home Health of South Carolina, Inc.
Total Care Services, Inc.
Van Winkle Home Health Care, Inc.
Vista Hospice Care, Inc.
VistaCare of Boston, LLC
VistaCare USA, Inc.
VistaCare, Inc.
Wiregrass Hospice Care, Inc.
Wiregrass Hospice LLC
Wiregrass Hospice of South Carolina, LLC

A-2

SCHEDULE I

“Acceptance and Prepayment Notice” means a notice of the Borrower’s acceptance of the Acceptable Discount in substantially the form of Exhibit L.

“Acceptance Date” has the meaning given to such term in Section 2.05(iv)(D)(2).

“Applicable Discount” has the meaning given to such term in Section 2.05(iv)(C)(2).

“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.05(a)(iv); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Borrower nor any of its Subsidiaries or Affiliates may act as the Auction Agent.

“Borrower Offer of Specified Discount Prepayment” means the offer by the Borrower to make a voluntary prepayment of Term Loans at a Specified Discount to par pursuant to Section 2.05(a)(iv).

“Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by the Borrower of offers for, and the corresponding acceptance by a Term Lender of, a voluntary prepayment of Term Loans at a specified range of discounts to par pursuant to Section 2.05(a)(iv).

“Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Term Lender of, a voluntary prepayment of Term Loans at a discount to par pursuant to Section 2.05(a)(iv).

“Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Term A Commitments, Term B Commitments or Additional Term B Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Term A Loans, Term B Loans,  Additional Term B Loans, Term A Commitments, Term B Commitments and Additional Term B Commitments  (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes.  Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class.

A-I-1

“Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.05(a)(iv)(C) substantially in the form of Exhibit M.

“Discount Range Prepayment Offer” means the irrevocable written offer by a Term Lender, substantially in the form of Exhibit N, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.

“Discount Range Prepayment Response Date” has the meaning given to such term in Section 2.05(iv)(C)(1).

“Discounted Prepayment Effective Date” means in the case of a Borrower Offer of Specified

Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.05(a)(iv)(B)(1), Section 2.05(a)(iv)(C)(1) or Section 2.05(a)(iv)(D)(1), respectively, unless a shorter period is agreed to between the Borrower and the Auction Agent.

“Solicited Discounted Prepayment Offer” means the irrevocable written offer by each Term Lender, substantially in the form of Exhibit O, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.

“Solicited Discounted Prepayment Notice” means a written notice of the Borrower of Solicited Discounted Prepayment Offers made pursuant to Section 2.05(a)(iv)(D) substantially in the form of Exhibit P.

“Specified Discount Prepayment Notice” means a written notice of the Borrower Offer of Specified Discount Prepayment made pursuant to Section 2.05(a)(iv)(B) substantially in the form of Exhibit Q.

“Specified Discount Prepayment Response” means the irrevocable written response by each Lender, substantially in the form of Exhibit R, to a Specified Discount Prepayment Notice.

“Solicited Discounted Prepayment Response Date” has the meaning given to such term in Section 2.05(iv)(D)(1).

A-I-2

SCHEDULE II

Section 2.05 of the Credit Agreement is hereby amended by inserting a new Section 2.05(a)(iv) as follows:

“(iv) Notwithstanding anything in any Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Borrower may prepay the outstanding Term Loans  on the following basis:

(A)           The Borrower shall have the right to make a voluntary prepayment of Term Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Term Loan Prepayment”), in each case made in accordance with this Section 2.05(a)(iv); provided that the Borrower shall not initiate any action under this Section 2.05(a)(iv) in order to make a Discounted Term Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers.

(B)           (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Term Lender with respect any Class of  Term Loans on an individual tranche basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable tranche, the tranche or tranches of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(a)(iv)(B)), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Term Lenders (the “Specified Discount Prepayment Response Date”).

A-II-1

(2)           Each Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Term Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.

(3)           If there is at least one Discount Prepayment Accepting Lender, the  Borrower will make a prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective Outstanding Amount and tranches of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2) above; provided that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and such Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(C)           (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the tranche or tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each rele

A-II-2

vant tranche of Term Loans willing to be prepaid by the Borrower (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”). Each Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Term Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender’s Term Loans (the “Submitted Amount”) such Term Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

(2)           The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount (as defined below) and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a “Participating Lender”).

(3)           If there is at least one Participating Lender, the Borrower will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment

A-II-3

Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Term Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Borrower and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(D)           (1) Subject to the proviso to subsection (A) above, the Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Lender with respect to any Class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the tranche or tranches of Term Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date (as defined below). The Auction Agent will promptly provide each Term Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date (as defined below), and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Loans and the maximum aggregate principal amount and tranches of such Term Loans (the “Offered Amount”) such Term Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the

A-II-4

Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount.

(2)           The Auction Agent shall promptly provide the Borrower with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. The Borrower shall review all such Solicited Discounted Prepayment Offers and select the lowest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Borrower (the “Acceptable Discount”), if any. If the Borrower elects to accept any Offered Discount at the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by the Borrower from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the Borrower shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Borrower by the Acceptance Date, the Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(3)           Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the Borrower at the Acceptable Discount in accordance with this Section 2.05(a)(iv)(D). If the Borrower elects to accept any Acceptable Discount, then the Borrower agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Term Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Borrower will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with the Borrower and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the

A-II-5

Auction Agent shall promptly notify (I) the Borrower of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the tranches to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the tranches of such Term Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Borrower and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(E)           In connection with any Discounted Term Loan Prepayment, the Borrower and the Term Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses from a Borrower in connection therewith.

(F)           If any Term Loan is prepaid in accordance with paragraphs (B) through (D) above, the Borrower shall prepay such Term Loans on the Discounted Prepayment Effective Date. The Borrower shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 11:00 a.m. on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Loans on a pro rata basis across such installments. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date together with any additional amounts required pursuant to Section 3.05.  Each prepayment of outstanding Term Loans pursuant to this Section 2.05(a)(iv) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Loans of such Lenders in accordance with their respective pro rata share of the Term Loans being prepaid. In connection with each prepayment pursuant to this Section 2.05(a)(iv), the Borrower shall make a representation to the Term Lenders that it does not possess material non-public information (within the meaning of the United States and state securities laws) with respect to the Borrower or its Subsidiaries or the securities of any of them that (A) has not been disclosed to the Term Lenders generally (other than Term Lenders who elect not to receive such information) and (B) could reasonably be expected to have a material effect upon or otherwise be material to a Lender’s decision to assign Loans, and shall waive any right to bring any action against the Administrative Agent, in its capacity as such, in connection with any such Discounted Term Loan Prepayment.

(G)           To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.05(a)(iv), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.

A-II-6

(H)           Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.05(a)(iv), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(I)           The Borrower and the Term Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.05(a)(iv) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.05(a)(iv) as well as activities of the Auction Agent.

(J)           The Borrower shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by the Borrower to make any prepayment to a Lender, as applicable, pursuant to this Section 2.05(a)(iv) shall not constitute a Default or Event of Default under Section 8.01 or otherwise).

(K)           The Borrower shall not use the proceeds from Revolving Credit Loans or Swing Line Loans to make a voluntary prepayment pursuant to this Section 2.05(a)(iv).

A-II-7

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  ________, ____

To:           Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of August 17, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies in his official capacity and not individually as of the date hereof that he/she is the __________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.           The Borrower has delivered (i) the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section and (ii) the consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidating statements of income or operations, shareholders’ equity and cash flows for such fiscal year.  Such consolidating statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.           The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such consolidated financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes and such consolidating financial statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries.

2.           The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and financial condition of the Borrower during the accounting period covered by such financial statements.

3.           A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.           The representations and warranties of the Borrower contained in Article V of the Agreement and all representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.           The financial covenant analyses and information (such information based on the financial statements delivered pursuant to Sections 6.01(a) and 6.01(b) of the Agreement) set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of ________________, ______.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

For the Quarter/Year ended ___________________, ____ (“Statement Date”)

SCHEDULE 11
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11 (a) – Consolidated Cash Interest Coverage Ratio.

	A.	Consolidated EBITDA for Measurement Period ending on above date (“Subject Period”):

		1.	Consolidated Net Income	$______

		2.	Consolidated Interest Charges	$______

		3.	Provision for income taxes	$______

		4.	Depreciation expenses	$______

		5.	Amortization expenses	$______

6.
Extraordinary, unusual or non-recurring charges or losses related to settlement of litigation existing on the Closing Date with respect to the Acquired Business (aggregate amount not to exceed $25,000,000 since the Closing Date)
$______

7.
Extraordinary, unusual or non-recurring charges or losses related to the settlement of litigation, other than litigation relating the Acquired Business existing on the Closing Date (aggregate amount not to exceed $20,000,000)
$______

8.
Other extraordinary, unusual or non-recurring charges (not to exceed (1) the amounts set forth on Schedule 1.01 for the periods set forth thereon and (2) exclusive of amounts set forth in subclause (1), (A) $504,000 for the quarterly period ended June 30, 2011, $3,345,000 for the quarterly period ended September 31, 2011 and $14,282,000 for the quarterly period ended December 31, 2011 pus (B) $15,000 for each Measurement Period beginning after December 31, 2011)
$______

___________________
1	In the event of any inconsistency between this Exhibit and the Credit Agreement itself, the terms of the Credit Agreement shall govern and control.

9.	Any other non-cash charges or losses	$______

10.	Costs associated with the Transactions	$______

11.	Any fees, expenses, prepayment premium or other costs paid in connection with the First Refinancing Amendment, Second Amendment or Third Amendment	$______

12.
Charges or losses reducing Consolidated Net Income incurred in connection with the closure of certain facilities and branch offices of the Borrower and its subsidiaries during the fourth quarter of the fiscal year ended December 31, 2011 and during the fiscal year ended December 31, 2012 in an aggregate amount not to exceed $5,000,000
$______

13.	Anticipated cost savings and synergies attributable to the Transactions (not to exceed $19.0 million, reduced by $4.75 million following each full fiscal quarter following the Closing Date)	$______

14.	Expenses incurred to the extent covered by indemnification provisions in any agreement in connection with a Permitted Acquisition	$______

15.	Expenses with respect to liability or casualty events or business interruption, to the extent covered by insurance	$______

16.	Non-cash purchase accounting adjustment and any writedowns or impairment losses with respect to the valuation of long-lived assets to the extent deducted in calculating Consolidated Net Income	$______

17.	Non-cash losses from joint ventures and non-cash minority interest reductions	$______

18.	Income tax credits	$______

19.	Non-cash increases to Consolidated Net Income	$______

20.
Extraordinary, unusual or non-recurring income or gain increasing Consolidated Net Income other than income or gains resulting from the termination of interest rate Swap Contracts in connection with the First Refinancing Amendment
$______

	21.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 + 10 + 11 + 12 + 13 +14+15+16 + 17 – 18 – 19 – 20):	$______

B.	Consolidated Cash Interest Charges for Subject Period:		$______

C.	Consolidated Cash Interest Coverage Ratio (Line I.A.21 ÷ Line I.B):		____ to 1
Minimum required:

Four Fiscal Quarters Ending	Minimum Consolidated Cash Interest Coverage Ratio
December 31, 2011	2.25 to 1.00
March 31, 2012	2.00 to 1.00
June 30, 2012	2.00 to 1.00
September 30, 2012	2.00 to 1.00
December 31, 2012	2.00 to 1.00
March 31, 2013	2.00 to 1.00
June 30, 2013	2.00 to 1.00
September 30, 2013	1.75 to 1.00
December 31, 2013	1.75 to 1.00
March 31, 2014	1.75 to 1.00
June 30, 2014	1.75 to 1.00
September 30, 2014	1.75 to 1.00
each fiscal quarter thereafter	2.00 to 1.00

II.	Section 7.11 (b) – Consolidated Leverage Ratio.

	A.	Consolidated Funded Indebtedness at Statement Date:	$______

	B	Consolidated EBITDA for Subject Period (Line I.A.21 above):	$______

	C.	Consolidated Leverage Ratio (Line II.A ÷ Line II.B):	____ to 1

Maximum permitted:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
Closing Date through the fourth fiscal quarter of 2011	4.75 to 1.00
March 31, 2012	6.25 to 1.00
June 30, 2012	6.25 to 1.00
September 30, 2012	6.25 to 1.00
December 31, 2012	6.25 to 1.00

March 31, 2013	6.25 to 1.00
June 30, 2013	6.25 to 1.00
September 30, 2013	6.25 to 1.00
December 31, 2013	6.25 to 1.00
March 31, 2014	6.25 to 1.00
June 30, 2014	6.25 to 1.00
September 30, 2014	6.25 to 1.00
each fiscal quarter thereafter	5.75 to 1.00

III.	Section 7.12 -- Capital Expenditures.

	A.	Capital Expenditures made during fiscal year to date:		$______

	B.	Maximum permitted Capital Expenditures:

		1.	Total revenues of fiscal year of Borrower and its Subsidiaries	$______

		2.	1.5% of III.B.1	$______

		3.	Maximum permitted Capital Expenditures (III.B.2 * III.B.1)	$______

	D.	Excess (deficient) for covenant compliance (Line III.B – III.A):		$______

			Amount to be carried over to next fiscal year (maximum of $12,500,000)	$______

Maximum permitted: 1.5% of the total revenues of the Borrower and its Subsidiaries on a consolidated basis for any fiscal year

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
Consolidated Net Income
+ Consolidated Interest Charges
+ Provision for income taxes
+ Depreciation expenses
+ Amortization expenses
+Extraordinary, unusual or non-recurring charges or losses related to settlement of litigation existing on the Closing Date with respect to the Acquired Business (aggregate amount not to exceed $25,000,000 since the Closing Date)

+Extraordinary, unusual or non-recurring charges or losses related to the settlement of litigation, other than litigation relating the Acquired Business existing on the Closing Date (aggregate amount not to exceed $20,000,000)
+ Other extraordinary, unusual or non-recurring charges (not to exceed (1) the amounts set forth on Schedule 1.01 for the periods set forth thereon and (2) exclusive of amounts set forth in subclause (1), (A) $504,000 for the quarterly period ended June 30, 2011, $3,345,000 for the quarterly period ended September 31, 2011 and $14,282,000 for the quarterly period ended December 31, 2011 pus (B) $15,000 for each Measurement Period beginning after December 31, 2011)

+ Any other non-cash charges or losses
+ Costs associated with the Transactions
+ Any fees, expenses, prepayment premium or other costs paid in connection with the First Refinancing Amendment, Second Amendment or Third Amendment
+ Charges or losses reducing Consolidated Net Income incurred in connection with the closure of certain facilities and branch offices of the Borrower and its subsidiaries during the fourth quarter of the fiscal year ended December 31, 2011 and during the fiscal year ended December 31, 2012 in an aggregate amount not to exceed $5,000,000

+ Anticipated cost savings and synergies attributable to the Transactions (not to exceed $19.0 million, reduced by $4.75 million following each full fiscal quarter following the Closing Date)
+ Expenses incurred to the extent covered by indemnification provisions in any agreement in connection with a Permitted Acquisition
+ Expenses with respect to liability or casualty events or business interruption, to the extent covered by insurance
+ Non-cash purchase accounting adjustment and any writedowns or impairment losses with respect to the valuation of long-lived assets to the extent deducted in calculating Consolidated Net Income
+ Non-cash losses from joint ventures and non-cash minority interest reductions
- Income tax credits
- Non-cash increases to Consolidated Net Income

- Extraordinary, unusual or non-recurring income or gain increasing Consolidated Net Income other than income or gains resulting from the termination of interest rate Swap Contracts in connection with the First Refinancing Amendment

= Consolidated EBITDA

EXHIBIT L

FORM OF ACCEPTANCE AND PREPAYMENT NOTICE

Date:  ______, 20__

To:  [Bank of America, N.A.], as Auction Agent

Ladies and Gentlemen:

This Acceptance and Prepayment Notice is delivered to you pursuant to (a) Section 2.05(a)(iv)(D) of that certain Credit Agreement, dated as of August 17, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto, and (b) that certain Solicited Discounted Prepayment Notice, dated ______, 20__, from the Borrower (the “Solicited Discounted Prepayment Notice”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement, the Borrower hereby irrevocably notifies you that it accepts offers delivered in response to the Solicited Discounted Prepayment Notice having an Offered Discount equal to or greater than [__]% in respect of the [__]1 Class of Term Loans (the “Acceptable Discount”) in an aggregate amount not to exceed the Solicited Discounted Prepayment Amount.

The Borrower expressly agrees that this Acceptance and Prepayment Notice shall be irrevocable and is subject to the provisions of Section 2.05(a)(iv)(D) of the Credit Agreement.

The Borrower hereby represents and warrants to the Auction Agent and each Term Lender of the [__]2 Class of Term Loans as follows:

1.           The Borrower will not use proceeds of Revolving Credit Loans or Swing Line Loans to fund this Discounted Term Loan Prepayment.

2.           [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by a Borrower on the applicable Discounted Prepayment Effective Date.][At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of any Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender.]3

______________________
1	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

2	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

3	Insert applicable representation.

3.           The Borrower does not possess material non-public information (within the meaning of the United States and state securities laws) with respect to Borrower and its Subsidiaries or the securities of any of them that (A) have not been disclosed to the Term Lenders generally (other than Term Lenders who elect not to receive such information) and (B) could reasonably be expected to have a material effect upon or otherwise be material to a Lender’s decision to assign Loans.

4.           No Default or Event of Default has occurred, is continuing or would result from the transactions contemplated by this notice.

The Borrower acknowledges that the Auction Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with the acceptance of any prepayment made in connection with a Solicited Discounted Prepayment Offer.

The Borrower requests that the Auction Agent promptly notify each Term Lender party to the Credit Agreement of this Acceptance and Prepayment Notice.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has executed this Acceptance and Prepayment Notice as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

EXHIBIT M

FORM OF DISCOUNT RANGE PREPAYMENT NOTICE

Date:  ______, 20__

To:  [Bank of America, N.A.], as Auction Agent

Ladies and Gentlemen:

This Discount Range Prepayment Notice is delivered to you pursuant to Section 2.05(a)(iv)(C) of that certain Credit Agreement, dated as of August 17, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto.  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(v)(C) of the Credit Agreement, the Borrower hereby requests that each Term Lender of the [__]1 Class of Term Loans submit a Discount Range Prepayment Offer.  Any Discounted Loan Term Prepayment made in connection with this solicitation shall be subject to the following terms:

1.           This Borrower Solicitation of Discount Range Prepayment Offers is extended at the sole discretion of the Borrower to each Term Lender of the [__]2 Class of Term Loans.

2.           The maximum aggregate principal amount of the Discounted Term Loan Prepayment that will be made in connection with this solicitation is $[__] of the [__]3 Class of Term Loans (the “Discount Range Prepayment Amount”).7

3.           The Borrower is willing to make Discount Loan Prepayments at a percentage discount to par value greater than or equal to [__]% but less than or equal to [__]% of the [__]4 Class of Term Loans (the “Discount Range”).

To make an offer in connection with this solicitation, you are required to deliver to the Auction Agent a Discount Range Prepayment Offer by no later than 5:00 p.m., New York time, on the date that is the third Business Day following the date of delivery of this notice pursuant to Section 2.05(a)(iv)(C) of the Credit Agreement.

_______________________
1	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

2	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

3	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

4	Minimum of $10.0 million and whole increments of $1.0 million.

5	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

The Borrower hereby represents and warrants to the Auction Agent and each Term Lender of the [__]6 Class of Term Loans as follows:

1. The Borrower will not use proceeds of Revolving Credit Loans or Swing Line Loans to fund this Discounted Term Loan Prepayment.

2. [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted Prepayment Effective Date.][At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender.]7

3.           The Borrower does not possess material non-public information (within the meaning of the United States and state securities laws) with respect to Borrower and its Subsidiaries or the securities of any of them that (A)  have not been disclosed to the Term Lenders generally (other than Term Lenders who elect not to receive such information) and (B) could reasonably be expected to have a material effect upon or otherwise be material to a Lender’s decision to assign Loans.

4.           No Default or Event of Default has occurred, is continuing or would result from the transactions contemplated by this notice.

The Borrower acknowledges that the Auction Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with any Discount Range Prepayment Offer made in response to this Discount Range Prepayment Notice and the acceptance of any prepayment made in connection with this Discount Range Prepayment Notice.

The Borrower requests that the Auction Agent promptly notify each relevant Term Lender party to the Credit Agreement of this Discount Range Prepayment Notice.

[The remainder of this page is intentionally left blank.]

___________________________
6	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

7	Insert applicable representation.

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Notice as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Enclosure:  Form of Discount Range Prepayment Offer

EXHIBIT N

FORM OF DISCOUNT RANGE PREPAYMENT OFFER

Date:  ______, 20__

To:  [Bank of America, N.A.], as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) the Credit Agreement, dated as of August 17, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto, and (b) the Discount Range Prepayment Notice, dated ______, 20__, from the Borrower (the “Discount Range Prepayment Notice”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Discount Range Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

The undersigned Term Lender hereby gives you irrevocable notice, pursuant to Section 2.05(a)(iv)(C) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1.           This Discount Range Prepayment Offer is available only for prepayment on [__]1 Class of Term Loans held by the undersigned.

2.           The maximum aggregate principal amount of the Discounted Term Loan Prepayment that may be made in connection with this offer shall not exceed (the “Submitted Amount”):

[__]2 Class of Term Loans - $[__]

3.           The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [__]% in respect of the [__]3 Class of Term Loans (the “Submitted Discount”).

The undersigned Lender hereby expressly and irrevocably consents and agrees to a prepayment of its [__]4 Class of Term Loans indicated above pursuant to Section 2.05(a)(iv)(C) of the Credit Agreement at a price equal to the Applicable Discount and in an aggregate outstanding amount not to exceed the Submitted Amount, as such amount may be reduced in accordance with the Discount

__________________________
1	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

2	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

3	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

4	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

Range Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has executed this Discount Range Prepayment Offer as of the date first above written.

[NAME OF TERM LENDER]

By:
Name:
Title:

EXHIBIT O

FORM OF SOLICITED DISCOUNTED PREPAYMENT NOTICE

Date:  ______, 20__

To:  [Bank of America, N.A.], as Auction Agent

Ladies and Gentlemen:

This Solicited Discounted Prepayment Notice is delivered to you pursuant to Section 2.05(a)(iv)(D) of that certain Credit Agreement, dated as of August 17, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto.  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement, the Borrower hereby requests that each Term Lender of the [  ]1 Class of Term Loans submit a Solicited Discounted Prepayment Offer.  Any Discounted Term Loan Prepayment made in connection with this solicitation shall be subject to the following terms:

1.           This Borrower Solicitation of Discounted Prepayment Offers is extended at the sole discretion of the Borrower to each Term Lender of the [__]2 Class of Term Loans.

2.           The maximum aggregate amount of the Discounted Term Loan Prepayment that will be made in connection with this solicitation is (the “Solicited Discounted Prepayment Amount”):3

[__]4 Class of Term Loans - $[__]

To make an offer in connection with this solicitation, you are required to deliver to the Auction Agent a Solicited Discounted Prepayment Offer by no later than 5:00 p.m., New York time on the date that is the third Business Day following delivery of this notice pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement.

The Borrower requests that the Auction Agent promptly notify each Term Lender party to the Credit Agreement of this Solicited Discounted Prepayment Notice.

[The remainder of this page is intentionally left blank.]

________________________
1	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

2	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

3	Minimum of $10.0 million and whole increments of $1.0 million.

4	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

O-1

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment Notice as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Enclosure:  Form of Solicited Discounted Prepayment Offer

O-2

EXHIBIT P

FORM OF SOLICITED DISCOUNTED PREPAYMENT OFFER

Date:  ______, 20__

To:  [Bank of America, N.A.], as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) the Credit Agreement, dated as of August 17, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto, and (b) the Solicited Discounted Prepayment Notice, dated ______, 20__, from the applicable Borrower (the “Solicited Discounted Prepayment Notice”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Solicited Discounted Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

To accept the offer set forth herein, you must submit an Acceptance and Prepayment Notice by or before no later than 5:00 p.m. New York time on the third Business Day following your receipt of this notice.

The undersigned Term Lender hereby gives you irrevocable notice, pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement, that it is hereby offering to accept a Discounted Term Loan Prepayment on the following terms:

1.           This Solicited Discounted Prepayment Offer is available only for prepayment on the of the [__]1 Class of Term Loans held by the undersigned.

2.           The maximum aggregate principal amount of the Discounted Term Loan Prepayment that may be made in connection with this offer shall not exceed (the “Offered Amount”):

[__]2 Class of Term Loans - $[__]

3.           The percentage discount to par value at which such Discounted Term Loan Prepayment may be made is [__]% in respect of the [__]3 Class of Term Loans (the “Offered Discount”).

The undersigned Term Lender hereby expressly and irrevocably consents and agrees to a prepayment of its [  ]4 Class of Term Loans pursuant to Section 2.05(a)(iv)(D) of the Credit Agreement

_________________________
1	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

2	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

3	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

4	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

at a price equal to the Acceptable Discount and in an aggregate outstanding amount not to exceed such Term Lender’s Offered Amount as such amount may be reduced in accordance with the Solicited Discount Proration, if any, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has executed this Solicited Discounted Prepayment Offer as of the date first above written.

[NAME OF TERM LENDER]
By:
Name:
Title:

EXHIBIT Q

FORM OF SPECIFIED DISCOUNT PREPAYMENT NOTICE

Date:  ______, 20__

To:  [Bank of America, N.A.], as Auction Agent

Ladies and Gentlemen:

This Specified Discount Prepayment Notice is delivered to you pursuant to Section 2.05(a)(iv)(B) of that certain Credit Agreement, dated as of August 17, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto.  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.05(a)(iv)(B) of the Credit Agreement, the Borrower hereby offers to make a Discounted Term Loan Prepayment to each Term Lender of the [__]1 Class of Term Loans on the following terms:

1.           This Borrower Offer of Specified Discount Prepayment is available only to each Term Lender of the [__]2 Class of Term Loans.

2.           The aggregate principal amount of the Discounted Term Loan Prepayment that will be made in connection with this offer shall not exceed $[____] of the [__]3 Class of Term Loans (the “Specified Discount Prepayment Amount”).4

3.           The percentage discount to par value at which such Discounted Term Loan Prepayment will be made [__]% in respect of the [__]5 Class of Term Loans (the “Specified Discount”).

To accept this offer, you are required to submit to the Auction Agent a Specified Discount Prepayment Response by no later than 5:00 p.m., New York time, on the date that is the third Business Day following the date of delivery of this notice pursuant to Section 2.05(a)(v)(B) of the Credit Agreement.

The Borrower hereby represents and warrants to the Auction Agent and each Term Lender of the of the [__]6 Class of Term Loans as follows:

___________________________
1	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

2	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

3	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

4	Minimum of $10.0 million and whole increments of $1.0 million.

5	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

1.           The Borrower will not use proceeds of Revolving Credit Loans or Swing Line Loans to fund this Discounted Term Loan Prepayment.

2.           [At least ten (10) Business Days have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by a Borrower on the applicable Discounted Prepayment Effective Date.][At least three (3) Business Days have passed since the date the Borrower was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Term Lender.]7

3.           The Borrower does not possess material non-public information (within the meaning of the United States and state securities laws) with respect to Borrower and its Subsidiaries or the securities of any of them that (A)  have not been disclosed to the Term Lenders generally (other than Term Lenders who elect not to receive such information) and (B) could reasonably be expected to have a material effect upon or otherwise be material to a Lender’s decision to assign Loans.

4.           No Default or Event of Default has occurred, is continuing or would result from the transactions contemplated by this notice.

The Borrower acknowledges that the Auction Agent and the relevant Term Lenders are relying on the truth and accuracy of the foregoing representations and warranties in connection with their decision whether or not to accept the offer set forth in this Specified Discount Prepayment Notice and the acceptance of any prepayment made in connection with this Specified Discount Prepayment Notice.

The Borrower requests that the Auction Agent promptly notify each relevant Term Lender party to the Credit Agreement of this Specified Discount Prepayment Notice.

[The remainder of this page is intentionally left blank.]

___________________________
6	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

7	Insert applicable representation.

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Prepayment Notice as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:
Name:
Title:

Enclosure:  Form of Specified Discount Prepayment Response

EXHIBIT R

FORM OF SPECIFIED DISCOUNT PREPAYMENT RESPONSE

Date:  ______, 20__

To:  [Bank of America, N.A.], as Auction Agent

Ladies and Gentlemen:

Reference is made to (a) the Credit Agreement, dated as of August 17, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender and the other parties from time to time party thereto, and (b) the Specified Discount Prepayment Notice, dated ______, 20__, from the Borrower (the “Specified Discount Prepayment Notice”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Specified Discount Prepayment Notice or, to the extent not defined therein, in the Credit Agreement.

The undersigned Term Lender hereby gives you irrevocable notice, pursuant to Section 2.05(a)(iv)(B) of the Credit Agreement, that it is willing to accept a prepayment of the following [__]1Class of Term Loans - $[__] held by such Term Lender at the Specified Discount in an aggregate outstanding amount as follows:

 [__]2 Class of Term Loans - $[__]

The undersigned Term Lender hereby expressly and irrevocably consents and agrees to a prepayment of its [__]3 Class of Term Loans pursuant to Section 2.05(a)(iv)(B) of the Credit Agreement at a price equal to the [applicable] Specified Discount in the aggregate outstanding amount not to exceed the amount set forth above, as such amount may be reduced in accordance with the Specified Discount Proration, and as otherwise determined in accordance with and subject to the requirements of the Credit Agreement.

 [The remainder of this page is intentionally left blank.]

______________________________
1	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

2	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

3	List applicable Class(es) of Term Loans (e.g., Term A Loans or Term B Loans).

R-1

IN WITNESS WHEREOF, the undersigned has executed this Specified Discount Prepayment Response as of the date first above written.

[NAME OF TERM LENDER]
By:
Name:
Title:

R-2